Q1 2017 Earnings Conference Call May 9th, 2017

2 Safe Harbor This presentation may include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements herein that are not clearly historical in nature are forward-looking, and the words "anticipate," "assume," "believe," "expect," "estimate," "plan," "will," "may," and the negative of these and similar expressions generally identify forward-looking statements. All forward-looking statements involve risks, uncertainties and contingencies, many of which are beyond Avadel’s control and could cause actual results to differ materially from the results contemplated in such forward-looking statements. These risks, uncertainties and contingencies include the risks relating to: our dependence on a small number of products and customers for the majority of our revenues; the possibility that our Bloxiverz®, Vazculep® and Akovaz® products, which are not patent protected, could face substantial competition resulting in a loss of market share or forcing us to reduce the prices we charge for those products; the possibility that we could fail to successfully complete the research and development for the pipeline product we are evaluating for potential application to the FDA pursuant to our "unapproved-to-approved" strategy, or that competitors could complete the development of such product and apply for FDA approval of such product before us; our dependence on the performance of third parties in partnerships or strategic alliances for the commercialization of some of our products; the possibility that our products may not reach the commercial market or gain market acceptance; our need to invest substantial sums in research and development in order to remain competitive; our dependence on certain single providers for development of several of our drug delivery platforms and products; our dependence on a limited number of suppliers to manufacture our products and to deliver certain raw materials used in our products; the possibility that our competitors may develop and market technologies or products that are more effective or safer than ours, or obtain regulatory approval and market such technologies or products before we do; the challenges in protecting the intellectual property underlying our drug delivery platforms and other products; our dependence on key personnel to execute our business plan; the amount of additional costs we will incur to comply with U.S. securities laws as a result of our ceasing to qualify as a foreign private issuer; and the other risks, uncertainties and contingencies described in the Company's filings with the U.S. Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2016, all of which filings are also available on the Company's website. Avadel undertakes no obligation to update its forward-looking statements as a result of new information, future events or otherwise, except as required by law.

3 Strategy Execution: 1Q 2016 Overview • Market Dynamics: Hospital Products • Akovaz® • Bloxiverz® • Vazculep® • REST-ON Phase III Trial Update • Non-GAAP Financial Results • GAAP Financial Results • Product Sales • Cash Flow • 2017 Guidance

Market Dynamics: Akovaz®

Avadel

- Three approved products in 1Q 2017
- Total vials per year ~7.5M
  - ~5M vials captured by IMS data
  - ~2.5M vials to private repackaging market


Ephedrine Market Volume / Year
IMS Data
Repackaging Market



- Akovaz IMS share during 1Q 2017 was approximately 15% - 20%
- Total market share averaged approximately 40% for 1Q 2017

4

5 Market Dynamics: Bloxiverz® 0 200000 400000 600000 800000 1000000 1200000 1400000 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 Neuromuscular Blockade Reversal Market Volume Neostigmine Sugammadex • IMS Data tracks neuromuscular blockade market at ~5M vials per year • Neostigmine declined as a percent of the overall market on a y/y basis • Bloxiverz has consistently held ~40% of total neostigmine volume V ials / Qu arte r

6 Market Dynamics: Vazculep® 0% 20% 40% 60% 80% 100% 1mL 5mL 10mL Market Share by Vial Size Avadel Other • Vazculep held approximately 40% of the 1mL market volume during 1Q 2017 • Vazculep 5mL & 10mL have been sole source since approval in 2014 • Relatively consistent share and revenue over the last year

7 Progress to Date REST-ON Phase III Trial • SPA in place with FDA • Upfront agreement from FDA on powering and trial design • Clinical sites actively recruiting patients • USA • Europe • Canada • Enrollment completion goal of year end 2017

8 Pediatric Products & Business Development • Karbinal ER • TRx up 26% quarter / quarter • TRx up 67% year / year • Launched Flexichamber® for use with metered dose inhalers for the treatment of asthma launched $179.2M in Cash & Marketable Securities - Actively looking for acquisitions to add new revenue streams and products for sales reps to leverage

9 Non-GAAP Financial Results *Reconciliations from GAAP to Non-GAAP can be found in the appendix (in 000s) 03/31/17 12/31/16 03/31/16 Sales 52,507$ 43,085$ 36,216$ Cost of products and services sold 3,856 3,610 3,143 Research and development expenses 7,206 13,476 5,388 Selling, general and admin expenses 11,812 10,688 9,461 Intangible asset amortization - - - Restructuring costs - - - Operating expenses 22,874 27,774 17,992 Contingent consideration payments and accruals 9,616 7,645 6,445 Operating income (loss) 20,017 7,666 11,779 Interest and other expense (net) 266 294 25 Other Expense - changes in fair value of related party payable (1,299) (1,018) (892) Income (loss) before income taxes 18,984 6,942 10,912 Income tax provision 7,692 6,875 9,078 Net income (loss) 11,292$ 67$ 1,834$ Diluted earnings (loss) per share 0.26$ -$ 0.04$ Three Months Ended

10 GAAP Financial Results (in 000s) 03/31/17 12/31/16 03/31/16 Sales 52,507$ 43,085$ 36,216$ Cost of products and services sold 3,902 2,591 3,906 Research and development expenses 7,206 13,476 5,388 Selling, general and admin expenses 11,812 10,688 9,461 Intangible asset amortization 564 2,970 3,514 Restructuring costs 2,653 - - Operating expenses 26,137 29,725 22,269 Fair value adjustments of contingent consideration (6,971) (3,704) 8,243 Operating income (loss) 33,341 17,064 5,704 Interest and other expense (net) 35 1,429 (2,916) Other Expense - changes in fair value of related party payable 550 (413) (1,534) Income (loss) before income taxes 33,926 18,080 1,254 Income tax provision 8,525 13,346 7,312 Net income (loss) 25,401$ 4,734$ (6,058)$ Diluted earnings (loss) per share 0.59$ 0.11$ (0.15)$ Three Months Ended

Product Sales

in $000's	Q1 2016	Q4 2016	Q1 2016	Q1 2017 vs. Q4 2016	Q1 2017 vs. Q1 2016
Bloxiverz	$ 13,902	$ 16,938	$ 24,747	$ (3,036)	$ (10,845)
Vazculep	10,179	10,629	9,406	(450)	773
Akovaz	25,638	11,263	-	14,375	25,638
Other	2,038	3,534	1,200	(1,496)	838
Total product sales and services	$ 51,757	$ 42,364	$ 35,353	$ 9,393	$ 16,404
License and research revenue	$ 750	$ 721	$ 863	$ 29	$ (113)
Total revenues	$ 52,507	$ 43,085	$ 36,216	$ 9,422	$ 16,291

11

12 Cash Flow Summary in $000's 2017 2016 TOTAL Cash and Marketable Securities Beginning Balance 154,195$ 144,802$ Operating Cash Flows (excl tax and earnout payments) 33,477 22,497 Earnout/Royalty Payments (8,613) (9,106) Capital Spending (334) (460) FX 108 403 Other 381 1,818 Change in Total 25,019 15,152 Ending Balance 179,214$ 159,954$ Three Months Ended March 31,

13 Full Year 2017 Guidance - Updated UPDATED PREVIOUS Sales $170M - $185M $170M - $200M R&D Expense $40M - $50M $40M - $50M SG&A Expense ~$40M ~$40M Income Tax Rate 60% - 70% 70% - 80% Diluted EPS (Adjusted) $0.30 - $0.45 $0.20 - $0.35 2017 Guidance

14 Question & Answer

15 APPENDIX

GAAP to NON-GAAP Reconciliations

Avadel

Three Months Ended March 31, 2017:

(in thousands - USD$)

		Adjustments: Exclude					Adjustments: Include		
	GAAP	Intangible asset amortization	Foreign exchange (gain)/loss	Restructuring impacts	Purchase accounting adjustments - FSC	Contingent related party payable fair value remeasurements	Contingent related party payable paid/accrued	Total Adjustments	NON-GAAP
Product sales and services	$ 51,757	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 51,757
License and research revenue	*750*	-	-	-	-	-	-	-	*750*
Total revenue	**52,507**	-	-	-	-	-	-	-	**52,507**
Cost of products and services sold	3,902	-	-	-	(46)	-	-	(46)	3,856
Research and development expenses	7,206	-	-	-	-	-	-	-	7,206
Selling, general and administrative expenses	11,812	-	-	-	-	-	-	-	11,812
Intangible asset amortization	564	(564)	-	-	-	-	-	(564)	-
Changes in fair value of related party contingent consideration	(6,971)	-	-	-	-	6,971	9,616	16,587	9,616
Restructuring costs	2,653	-	-	(2,653)	-	-	-	(2,653)	-
Total operating expenses	**19,166**	**(564)**	-	**(2,653)**	**(46)**	**6,971**	**9,616**	**13,324**	**32,490**
Operating income (loss)	**33,341**	**564**	-	**2,653**	**46**	**(6,971)**	**(9,616)**	**(13,324)**	**20,017**
Investment Income	529	-	-	-	-	-	-	-	529
Interest Expense	(263)	-	-	-	-	-	-	-	(263)
Other Expense - changes in fair value of related party payable	550	-	-	-	-	(550)	(1,299)	(1,849)	(1,299)
Foreign exchange gain (loss)	(231)	-	231	-	-	-	-	231	-
Income (loss) before income taxes	**33,926**	**564**	**231**	**2,653**	**46**	**(7,521)**	**(10,915)**	**(14,942)**	**18,984**
Income tax provision	8,525	201	-	-	17	(360)	(691)	(833)	7,692
Income Tax Rate	*25%*	*36%*	-	-	*37%*	*5%*	*6%*	*6%*	*41%*
Net Loss	**$ 25,401**	**$ 363**	**$ 231**	**$ 2,653**	**$ 29**	**$ (7,161)**	**$ (10,224)**	**$ (14,109)**	**$ 11,292**
Net loss per share - Diluted	**$ 0.59**	**$ 0.01**	**$ 0.01**	**$ 0.06**	**$ -**	**$ (0.17)**	**$ (0.24)**	**$ (0.33)**	**$ 0.26**
Weighted average number of shares outstanding - Diluted	*42,810*	*42,810*	*42,810*	*42,810*	*42,810*	*42,810*	*42,810*	*42,810*	*42,810*

16

GAAP to NON-GAAP Reconciliations

Avadel

Three Months Ended December 31, 2016:

(in thousands - USD$)

		Adjustments							
		Exclude					Include		
	GAAP	Intangible asset amortization	Foreign exchange (gain)/loss	Cross-border merger impacts	Purchase accounting adjustments - FSC	Contingent related party payable fair value remeasurements	Contingent related party payable paid/accrued	Total Adjustments	NON-GAAP
Product sales and services	$ 42,364	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 42,364
License and research revenue	*721*	-	-	-	-	-	-	-	*721*
Total revenue	**43,085**	-	-	-	-	-	-	-	**43,085**
Cost of products and services sold	2,591	-	-	-	1,019	-	-	1,019	3,610
Research and development expenses	13,476	-	-	-	-	-	-	-	13,476
Selling, general and administrative expenses	10,688	-	-	-	-	-	-	-	10,688
Intangible asset amortization	2,970	(2,970)	-	-	-	-	-	(2,970)	-
Changes in fair value of related party contingent consideration	(3,704)	-	-	-	-	3,704	7,645	11,349	7,645
Restructuring costs	-	-	-	-	-	-	-	-	-
Total operating expenses	**26,021**	**(2,970)**	-	-	**1,019**	**3,704**	**7,645**	**9,398**	**35,419**
Operating income (loss)	**17,064**	**2,970**	-	-	**(1,019)**	**(3,704)**	**(7,645)**	**(9,398)**	**7,666**
Investment Income	555	-	-	-	-	-	-	-	555
Interest Expense	(261)	-	-	-	-	-	-	-	(261)
Other Expense - changes in fair value of related party payable	(413)	-	-	-	-	413	(1,018)	(605)	(1,018)
Foreign exchange gain (loss)	1,135	-	(1,135)	-	-	-	-	(1,135)	-
Income (loss) before income taxes	**18,080**	**2,970**	**(1,135)**	-	**(1,019)**	**(3,291)**	**(8,663)**	**(11,138)**	**6,942**
Income tax provision	13,346	1,066	-	(6,754)	(366)	82	(499)	(6,471)	6,875
Income Tax Rate	*74%*	*36%*	-	-	*36%*	*(2%)*	*6%*	*58%*	*99%*
Net Loss	**$ 4,734**	**$ 1,904**	**$ (1,135)**	**$ 6,754**	**$ (653)**	**$ (3,373)**	**$ (8,164)**	**$ (4,667)**	**$ 67**
Net loss per share - Diluted	**$ 0.11**	**$ 0.04**	**$ (0.03)**	**$ 0.16**	**$ (0.02)**	**$ (0.08)**	**$ (0.19)**	**$ (0.11)**	**$ -**
Weighted average number of shares outstanding - Diluted	*42,808*	*42,808*	*42,808*	*42,808*	*42,808*	*42,808*	*42,808*	*42,808*	*42,808*

17

GAAP to NON-GAAP Reconciliations

Avadel

Three Months Ended March 31, 2016:

(in thousands - USD$)

		Adjustments						
		Exclude				Include		
	GAAP	Intangible asset amortization	Foreign exchange (gain)/loss	Purchase accounting adjustments - FSC	Contingent related party payable fair value remeasurements	Contingent related party payable paid/accrued	Total Adjustments	NON-GAAP
Product sales and services	$ 35,353	$ -	$ -	$ -	$ -	$ -	$ -	$ 35,353
License and research revenue	863	-	-	-	-	-	-	863
Total revenue	**36,216**	**-**	**-**	**-**	**-**	**-**	**-**	**36,216**
Cost of products and services sold	3,906	-	-	(763)	-	-	(763)	3,143
Research and development expenses	5,388	-	-	-	-	-	-	5,388
Selling, general and administrative expenses	9,461	-	-	-	-	-	-	9,461
Intangible asset amortization	3,514	(3,514)	-	-	-	-	(3,514)	-
Changes in fair value of related party contingent consideration	8,243	-	-	-	(8,243)	6,445	(1,798)	6,445
Restructuring costs	-	-	-	-	-	-	-	-
Total operating expenses	**30,512**	**(3,514)**	**-**	**(763)**	**(8,243)**	**6,445**	**(6,075)**	**24,437**
Operating income (loss)	**5,704**	**3,514**	**-**	**763**	**8,243**	**(6,445)**	**6,075**	**11,779**
Investment Income	200	-	-	-	-	-	-	200
Interest Expense	(175)	-	-	-	-	-	-	(175)
Other Expense - changes in fair value of related party payable	(1,534)	-	-	-	1,534	(892)	642	(892)
Foreign exchange gain (loss)	(2,941)	-	2,941	-	-	-	2,941	-
Income (loss) before income taxes	**1,254**	**3,514**	**2,941**	**763**	**9,777**	**(7,337)**	**9,658**	**10,912**
Income tax provision	7,312	1,262	-	274	551	(321)	1,766	9,078
Income Tax Rate	*583%*	*36%*	-	*36%*	*6%*	*4%*	*18%*	*83%*
Net Loss	**$ (6,058)**	**$ 2,252**	**$ 2,941**	**$ 489**	**$ 9,226**	**$ (7,016)**	**$ 7,892**	**$ 1,834**
Net loss per share - Diluted	**$ (0.15)**	**$ 0.05**	**$ 0.07**	**$ 0.01**	**$ 0.22**	**$ (0.17)**	**$ 0.19**	**$ 0.04**
Weighted average number of shares outstanding - Diluted	*41,241*	*41,241*	*41,241*	*41,241*	*41,241*	*41,241*	*41,241*	*41,241*

18